                               MONTHLY STATEMENT

                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1996-1

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1996-1 Certificates with respect to the Distribution Date occuring on May 15, 2003, and with respect to the performance of the Trust during the month of April the performance of the Trust during the month of April is set forth below. Certain of the information is presented on the basis of an original Principal amount of $1,000 per $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


(A)  Information Regarding the Current Monthly Distribution for the Series 1996-1 Senior Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)    The total amount distributed to Senior Certificateholders per $1,000
            original certificate principal amount                                                                $1.233333

     (2)    The amount set forth in A(1) above distributed to Senior
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                                         $1.233333

     (3)    The amount set forth in A(1) above distributed to Senior
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                                         $0.000000

(B)  Information Regarding the Performance of the Trust

     (1)    Allocation of Receivables Collections to the Series 1996-1 Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date                            $77,776,470.67

            (b)   The aggregate amount of Interchange collected and allocated to the
                  Trust for the Monthly Period immediately preceding the Distribution
                  Date                                                                                       $5,494,225.32

            (c)   The aggregate amount of Principal Receivables collected during the
                  Monthly Period immediately preceding the Distribution Date                               $502,105,348.36

            (d)   The Floating Allocation Percentage with respect to the Series 1996-1 Certificates
                  for the Monthly Period immediately preceding the Distribution Date                             5.203193%

            (e)   The Principal Allocation Percentage with respect to the Series
                  1996-1 Certificates for the Monthly Period immediately preceding the Distribution
                  Date                                                                                          15.186526%

                     --------------------------------------

                         Series 1996-1 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 1996-1 Certificates for the Monthly Period
                  immediately preceding the Distribution Date                                                $4,332,734.91

            (g)   The Principal Receivables collected and allocated to the Series
                  1996-1 Certificates for the Monthly Period immediately preceding the Distribution
                  Date                                                                                      $76,252,358.48

     (2)    Available Finance Charge Collections and Reallocated Principal Collections for Series 1996-1 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 1996-1 Certificates                                                $4,332,734.91

            (b)   Collection Account and Special Funding Account investment earnings
                  allocated to the Series 1996-1 Certificates                                                        $0.00

            (c)   Principal Funding Account Investment Proceeds                                                $426,157.82

            (d)   Prefunding Account Investment Proceeds                                                             $0.00

            (e)   Reserve Account withdrawals, if applicable                                                         $0.00

            (f)   Additional Finance Charges from other Series allocated to the Series
                  1996-1 Certificates                                                                                $0.00

            (g)   Payments, if any, on deposit as of the Determination Date received
                  from any Interest Rate Protection Agreements                                                       $0.00

            (h)   Reallocated Principal Collections                                                                  $0.00

            (i)   Total Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 1996-1 (total of (a), (b), (c), (d), (e),
                  (f), (g) and (h) above)                                                                    $4,758,892.73

     (3)    Available Principal Collections for Series 1996-1 for the Monthly Period immediately preceding the
            Distribution Date

            (a)   The Principal Receivables collected and allocated to the Series
                  1996-1 Certificates                                                                       $76,252,358.48

            (b)   Shared Principal Collections from other Series allocated to the
                  Series 1996-1 Certificates                                                                $80,067,275.93

            (c)   Additional amounts to be treated as Available Principal Collections
                  pursuant to the Series Supplement                                                          $2,000,119.28

                     --------------------------------------

                         Series 1996-1 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

            (d)   Reallocated Principal Collections                                                                  $0.00

            (e)   Available Principal Collections for Series 1996-1 (total of (a), (b)
                  and (c) minus (d) above)                                                                 $158,319,753.69

     (4)    Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)   30-59 days                                                                                  $109,012,893
            (b)   60-89 days                                                                                    81,463,044
            (c)   90 or more days                                                                              154,628,407
                                                                                                              ------------
            (d)   Total Delinquencies                                                                         $345,104,344

     (5)    Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the
                  Trust for the Monthly Period immediately preceding the Distribution
                  Date                                                                                      $42,415,162.01

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
                  Distribution Date                                                                          $3,974,932.34

            (c)   The Defaulted Amount for the Monthly Period immediately preceding
                  the Distribution Date [Defaulted Receivables minus Recoveries]                            $38,440,229.67

            (d)   The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date allocable to the Series 1996-1 Certificates
                  (the "Series 1996-1 Defaulted Amount")                                                     $2,000,119.28

            (e)   The Senior Defaulted Amount [Series 1996-1 Defaulted Amount
                  multiplied by the Senior Percentage]                                                       $1,537,270.33

     (6)    Senior Charge-Offs

            (a)   The excess, if any, of the Senior Defaulted Amount over the sum of
                  (i) Available Finance Charge Collections applied to such Senior
                  Defaulted Amount, (ii) Reallocated Principal Collections and (iii)
                  the amount by which the Collateral Invested Amount has been reduced
                  in respect of such Senior Defaulted Amount (a "Senior Charge-Off")                                 $0.00

            (b)   The amount of the Senior Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Senior
                  Certificateholder's investment)                                                               $0.0000000

            (c)   The total amount reimbursed on the Distribution Date in respect of
                  Senior Charge-Offs for prior Distribution Dates                                                   $0.00

                     --------------------------------------

                         Series 1996-1 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Senior Certificateholder's
                  investment)                                                                                    $0.000000

            (e)   The amount, if any, by which the outstanding principal balance of the Senior Certificates exceeds the Senior Invested Amount and the Senior
                  Initial Percentage of the Prefunding Account Balance, if any, as of the
                  Distribution Date, after giving effect to all deposits, withdrawals and
                  distributions on such Distribution Date                                                            $0.00

     (7)    Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over
                  Available Finance Charge Collections applied to such Collateral
                  Defaulted Amount                                                                                   $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Principal
                  Collections                                                                                        $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced
                  on the Distribution Date in respect of the unpaid Required Amount                                  $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items 7(a), (b) and
                  (c)                                                                                                $0.00

            (e)   The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                  Dates                                                                                              $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral
                  Interest exceeds the Collateral Invested Amount and the Collateral Percentage
                  of the Prefunding Account Balance, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the Distribution
                  Date                                                                                               $0.00

     (8)    Investor Monthly Servicing Fee

            The amount of the Series 1996-1 Monthly Servicing Fee payable to the Servicer on the
            Distribution Date                                                                                  $542,480.14

     (9)    Prefunding Account

            (a)   The Prefunding Account Balance on the Distribution Date                                            $0.00

            (b)   The Senior Percentage of the Prefunding Account Balance on the Distribution
                  Date                                                                                               $0.00

            (c)   The Collateral Percentage of the Prefunding Account Balance on the
                  Distribution Date                                                                                  $0.00

                     --------------------------------------

                         Series 1996-1 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

     (10)   Senior Monthly Interest

            (a)    Senior Monthly Interest payable on the Distribution Date                                    $925,616.67

     (11)   Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits, withdrawals
                  and distributions on such Distribution Date                                              $625,416,666.65

            (b)   Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in January 2003.  (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

     (12)   Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution Date,
            after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                                                        $0.00

     (13)   Reserve Account (if applicable)

            (a)   The amount on deposit in the Reserve Account, if funded, on the
                  Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer
                  Date                                                                                                0.00

            (b)   The Required Reserve Account Amount, if any, selected by the Servicer                               0.00

(C)  Senior Invested Amount

     (1)    The Senior Invested Amount and the Senior Percentage of the Prefunding
            Account Balance on the date of issuance (the "Senior Initial Amount")                          $750,500,000.00

     (2)    The Senior Invested Amount and the Senior Percentage of the Prefunding
            Account Balance, if any, on the Distribution Date, after giving effect to
            all deposits, withdrawals and distributions on such Distribution Date                          $750,500,000.00

     (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Senior Invested Amount and the Senior Percentage of the Prefunding
            Account Balance, if any, as of such Distribution Date, after giving effect to any adjustment in the Senior Invested Amount on such Distribution Date, to the Senior Initial Amount). The amount of a Senior Certificateholder's pro rate share of the Senior Invested Amount and the Prefunding Account
            Balance, if any, can be determined by multiplying the original denomination of the Senior Certificateholder's Certificate by the Pool
            Factor                                                                                              1.000000

                     --------------------------------------

                         Series 1996-1 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

(D)  Collateral Invested Amount

     (1)    The Collateral Invested Amount and the Collateral Percentage of the
            Prefunding Account Balance on the date of issuance                                             $199,500,000.00

     (2)    The Collateral Invested Amount and the Collateral Percentage of the
            Prefunding Account Balance, if any, on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
            Date                                                                                            $42,084,998.00

     (3)    The Collateral Invested Amount as a percentage of the sum of the
            Collateral Invested Amount and the Senior Invested Amount on such
            Distribution Date                                                                                        5.31%

(E)  Receivables Balances

     (1)    The aggregate amount of Principal Receivables in the Trust at the close of
            business on the last day of the immediately preceding Monthly Period                            $6,158,884,615

     (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly
            Period                                                                                            $199,664,874

(F)  Annualized Percentages

     (1)    The Gross Yield (Available Finance Charge Collections for the Series
            1996-1 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested
            Amount of the Series 1996-1 Certificates and the Prefunding Account
            balance, if any, as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of calendar days in the month. )
            Effective November 2002 Monthly Period.                                                                  7.01%

     (2)    The Net Loss Rate (the Series 1996-1 Defaulted Amount for the preceding
            Monthly Period divided by the Invested Amount of the Series 1996-1
            Certificates and the Prefunding Account balance, if any, as of the last
            day of the next preceding Monthly Period, multiplied by 12)                                              2.91%

     (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 1996-1 Certificates for the preceding Monthly Period)                                             4.10%

     (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution Date, divided by the
            Invested Amount of the Series 1996-1 Certificates and the Prefunding
            Account Balance, if any, as of the last day of the next preceding Monthly
            Period, multiplied  by 12)                                                                               2.30%

     (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series
            1996-1 Certificates for the preceding Monthly Period)                                                    1.80%

                     --------------------------------------

                         Series 1996-1 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

     (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance
            Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust
            as of the last day of the next preceding Monthly Period)                                                 9.07%

(G)  Series 1996-1 Information for the Last Three Distribution Dates

            1)    Gross Yield

                  a)       05/15/03         7.01%
                  b)       04/15/03        10.11%
                  c)       03/17/03        12.50%

            2)    Net Loss Rate

                  a)       05/15/03         2.91%
                  b)       04/15/03         4.31%
                  c)       03/17/03         5.38%

            3)    Net Spread (Portfolio Yield Minus Base Rate)

                  a)       05/15/03         1.80%
                  b)       04/15/03         3.22%
                  c)       03/17/03         4.26%

            Three Month Average             3.09%

            4)    Monthly Payment Rate

                  a)       05/15/03         9.07%
                  b)       04/15/03         9.57%
                  c)       03/17/03         8.19%


                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                              By: _________________________________
                              Name:         Patricia Garvey
                              Title:        Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1997-2

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on May 15, 2003, and with respect to the performance of the Trust during the month of April is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

(A)      Information Regarding the Current Monthly Distribution for the Series 1997-2 Class A Certificates and Class B
         Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.183333

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                                $1.183333

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                               $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.350000

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                                $1.350000

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                               $0.000000

(B)      Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1997-2 Certificates

                  (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly
                          Period immediately preceding the Distribution Date                                     $77,776,470.67

                  (b)     The aggregate amount of Interchange collected and allocated to the Trust for the
                          Monthly Period immediately preceding the Distribution Date                              $5,494,225.32

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

                  (c)     The aggregate amount of Principal Receivables collected during the Monthly
                          Period immediately preceding the Distribution Date                                    $502,105,348.36

                  (d)     The Floating Allocation Percentage with respect to the Series 1997-2
                          Certificates for the Monthly Period immediately preceding the Distribution Date            11.190072%

                  (e)     The Principal Allocation Percentage with respect to the Series 1997-2
                          Certificates for the Monthly Period immediately preceding the Distribution Date            11.190072%

                  (f)     The Finance Charge Receivables and Interchange collected and allocated to the
                          Series 1997-2 Certificates for the Monthly Period immediately preceding the
                          Distribution Date                                                                       $9,318,050.56

                  (g)     The Principal Receivables collected and allocated to the Series 1997-2
                          Certificates for the Monthly Period immediately preceding the Distribution Date        $56,185,948.35

         (2)      Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
                  Collections for Series 1997-2 for the Monthly Period immediately preceding the
                  Distribution Date

                  (a)     The Finance Charge Receivables and Interchange collected and allocated to the
                          Series 1997-2 Certificates                                                              $9,318,050.56

                  (b)     Collection Account and Special Funding Account investment earnings allocated to
                          the Series 1997-2 Certificates                                                                  $0.00

                  (c)     Principal Funding Account Investment Proceeds                                                   $0.00

                  (d)     Cash Collateral Account Investment Proceeds                                                $17,980.40

                  (e)     Reserve Draw Amount, if applicable                                                              $0.00

                  (f)     Additional Finance Charges from other Series allocated to the Series 1997-2
                          Certificates                                                                                    $0.00

                  (g)     Payments, if any, on deposit as of the Determination Date received from any
                          Interest Rate Protection Agreements                                                             $0.00

                  (h)     Required Draw Amount, if applicable                                                             $0.00

                  (i)     Reallocated Collateral Principal Collections                                                    $0.00

                  (j)     Reallocated Class B Principal Collections                                                       $0.00

                  (k)     Total Available Finance Charge Collections and Reallocated Principal Collections
                          for Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j)
                          above)                                                                                  $9,336,030.96

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (3)      Available Principal Collections for Series 1997-2 for the Monthly Period immediately preceding the
                  Distribution Date

                  (a)     The Principal Receivables collected and allocated to the Series 1997-2
                          Certificates                                                                           $56,185,948.35

                  (b)     Shared Principal Collections from other Series allocated to the Series 1997-2
                          Certificates                                                                                    $0.00

                  (c)     Additional amounts to be treated as Available Principal Collections pursuant to
                          the Series Supplement                                                                   $4,301,489.25

                  (d)     Reallocated Collateral Principal Collections                                                    $0.00

                  (e)     Reallocated Class B Principal Collections                                                       $0.00

                  (f)     Available Principal Collections for Series 1997-2 (total of (a), (b) and (c)
                          minus (d) and (e) above)                                                               $60,487,437.60

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)     30-59 days                                                                               $109,012,893
                  (b)     60-89 days                                                                                 81,463,044
                  (c)     90 or more days                                                                           154,628,407
                                                                                                                   ------------
                  (d)     Total Delinquencies                                                                      $345,104,344

         (5)      Defaulted Amount

                  (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for the
                          Monthly Period immediately preceding the Distribution Date                             $42,415,162.01

                  (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                          Monthly Period immediately preceding the Distribution Date                              $3,974,932.34

                  (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date [Defaulted Receivables minus Recoveries]                             $38,440,229.67

                  (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date allocable to the Series 1997-2 Certificates (the "Series
                          1997-2 Defaulted Amount")                                                               $4,301,489.25

                  (e)     The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                          Class A Percentage]                                                                     $3,505,713.74

                  (f)     The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                          Class B Percentage]                                                                       $408,641.48

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (6)      Class A Charge-Offs

                  (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class A Defaulted Amount,
                          (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                          Amount, (iii) Reallocated Principal Collections applied to such Class A
                          Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                          Defaulted Amount (a "Class A Charge-Off")                                                       $0.00

                  (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                          pro rata, the amount of each Class A Certificateholder's investment)                        $0.000000

                  (c)     The total amount reimbursed on the Distribution Date in respect of Class A
                          Charge-Offs for prior Distribution Dates                                                       $0.00

                  (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                          of each Class A Certificateholder's  investment)                                            $0.000000

                  (e)     The amount, if any, by which the outstanding principal balance of the Class A
                          Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                               $0.00

         (7)      Class B Charge-Offs

                  (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral
                          Amount, (iii) Reallocated Collateral Principal Collections applied to such Class
                          B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount
                          has been reduced in respect of such Class B Defaulted Amount                                    $0.00

                  (b)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Class B Principal Collections                       $0.00

                  (c)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                          Charge-Offs")                                                                                   $0.00

                  (d)     The total amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date as set forth in items 7(a), (b) and (c)                                       $0.00

                  (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                          of each Class B Certificateholder's investment)                                             $0.000000

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

                  (f)     The total amount reimbursed on the Distribution Date in respect of reductions in                $0.00
                          the Class B Invested Amount on prior Distribution Date

                  (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                          of each Class B Certificateholder's investment)                                             $0.000000

                  (h)     The amount, if any, by which the outstanding principal balance of the Class B
                          Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)     The excess, if any, of the Collateral Defaulted Amount over Available Finance
                          Charge Collections applied to such Collateral Defaulted Amount                                  $0.00

                  (b)     The amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Principal Collections                               $0.00

                  (c)     The amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date in respect of items 6(a) and 7(a) above                                       $0.00

                  (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date as set forth in items 8(a), (b) and (c)                                       $0.00

                  (e)     The total amount reimbursed on the Distribution Date in respect of reductions in
                          the Collateral Invested Amount on prior Distribution Dates                                      $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                          Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on the
                          Distribution Date                                                                               $0.00

         (9)      Investor Monthly Servicing Fee

                  (a)     The amount of the Series 1997-2 Monthly Servicing Fee payable to the Servicer on
                          the Distribution Date                                                                   $1,166,666.67

         (10)     Cash Collateral Account

                  (a)     The Available Cash Collateral Amount on the Distribution Date, after giving
                          effect to all deposits, withdrawals and distributions on such Distribution Date        $21,000,000.00

         (11)     Class A Monthly Interest

                  (a)     Class A Monthly Interest payable on the Distribution Date                                 $675,091.67

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (12)     Class B Monthly Interest

                  (a)     Class B Monthly Interest payable on the Distribution Date                                  $89,775.00

         (13)     Principal Funding Account Amount

                  (a)     The amount on deposit in the Principal Funding Account on the Distribution Date,
                          after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                               $0.00

                  (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                         $0.00

         (15)     Reserve Account (if applicable)

                  (a)     The amount on deposit in the Reserve Account, if funded, on the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date and the related Transfer Date                                         $2,852,500.00

                  (b)     The Required Reserve Account Amount, if any, selected by the Servicer                   $2,852,500.00

(C)      Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                           $570,500,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                             $570,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
                  Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  A Certificateholder's Certificate by the Pool Factor                                                 1.000000

(D)      Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                            $66,500,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $66,500,000.00

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
                  Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  B Certificateholder's Certificate by the Pool Factor                                                   1.0000

(E)      Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                         $63,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $63,000,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                       9.00%

(F)      Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                       $6,158,884,615

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business
                  on the last day of the immediately preceding Monthly Period                                      $199,664,874

(G)      Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1997-2 Certificates
                  for the preceding Monthly Period (excluding payments received from Interest Rate
                  Protection Agreements) divided by the Invested Amount of the Series 1997-2 Certificates
                  as of the last day of the next preceding Monthly Period, multiplied by 365 days divided
                  by number of calendar days in the month.)  Effective November 2002 monthly period.                     16.23%

         (2)      The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of
                  the next preceding Monthly Period, multiplied by 12)                                                    7.37%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                          8.86%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
                  Certificates as of the last day of the next preceding Monthly Period, multiplied  by 12)                3.49%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                          5.37%

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the next
                  preceding Monthly Period)                                                                               9.07%

(H)      Series 1997-2 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)       05/15/03                 16.23%
                  b)       04/15/03                 17.12%
                  c)       03/17/03                 16.96%

         2)       Net Loss Rate

                  a)       05/15/03                  7.37%
                  b)       04/15/03                  7.66%
                  c)       03/17/03                  7.48%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)       05/15/03                  5.37%
                  b)       04/15/03                  6.05%
                  c)       03/17/03                  6.11%

         Three Month Average                         5.84%

         4)       Monthly Payment Rate

                  a)       05/15/03                  9.07%
                  b)       04/15/03                  9.57%
                  c)       03/17/03                  8.19%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                                  By: _________________________________
                                  Name:       Patricia Garvey
                                  Title:      Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 1999-1

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on May 15, 2003, and with respect to the performance of the Trust during the month of April is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

(A)      Information Regarding the Current Monthly Distribution for the Series 1999-1 Class A Certificates and Class B
         Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                            $1.283333

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                                    $1.283333

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                                   $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                            $5.666667

         (5)      The amount set forth in A (4) above distributed to Class B Certificateholder with
                  respect to interest per $1,000 original certificate principal amount                                    $5.666667

         (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder with
                  respect to principal per $1,000 original certificate principal amount                                   $0.000000

(B)      Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1999-1 Certificates

                  (a)     The aggregate amount of Finance Charge Receivables collected during the
                          Monthly Period immediately preceding the Distribution Date                                 $77,776,470.67

                  (b)     The aggregate amount of Interchange collected and allocated to the Trust for
                          the Monthly Period immediately preceding the Distribution Date                              $5,494,225.32

                  (c)     The aggregate amount of Principal Receivables collected during the Monthly
                          Period immediately preceding the Distribution Date                                        $502,105,348.36

                      -------------------------------------

                         Series 1999-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

                  (d)     The Floating Allocation Percentage with respect to the Series 1999-1
                          Certificates for the Monthly Period immediately preceding the Distribution
                          Date                                                                                           10.247318%

                  (e)     The Principal Allocation Percentage with respect to the Series 1999-1
                          Certificates for the Monthly Period immediately preceding the Distribution
                          Date                                                                                           10.247318%

                  (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-1 Certificates for the Monthly Period immediately preceding
                          the Distribution Date                                                                       $8,533,013.35

                  (g)     The Principal Receivables collected and allocated to the Series 1999-1
                          Certificates for the Monthly Period immediately preceding the Distribution
                          Date                                                                                       $51,452,333.73

         (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series
                  1999-1 for the Monthly Period immediately preceding the Distribution Date.

                  (a)     The Finance Charge Receivables and Interchange collected and allocated to
                          the Series 1999-1 Certificates                                                              $8,533,013.35

                  (b)     Collection Account and Special Funding Account investment earnings
                          allocated to the Series 1999-1 Certificates                                                         $0.00

                  (c)     Principal Funding Account Investment Proceeds                                                       $0.00

                  (d)     Reserve Draw Amount                                                                                 $0.00

                  (e)     Additional Finance Charges from other Series allocated to the Series 1999-1
                          Certificates                                                                                        $0.00

                  (f)     Payments, if any, on deposit as of the Determination Date received from any
                          Interest Rate Protection Agreements                                                                 $0.00

                  (g)     Reallocated Class D Principal Collections                                                           $0.00

                  (h)     Reallocated Collateral Principal Collections                                                        $0.00

                  (i)     Reallocated Class B Principal Collections                                                           $0.00

                  (j)     Total Available Finance Charge Collections and Reallocated Principal
                          Collections for Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), and (i)
                          above)                                                                                      $8,533,013.35

                      -------------------------------------

                         Series 1999-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (3)      Available Principal Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)     The Principal Receivables collected and allocated to the Series 1999-1
                          Certificates                                                                               $51,452,333.73

                  (b)     Shared Principal Collections from other Series allocated to the Series 1999-1
                          Certificates                                                                                        $0.00

                  (c)     Additional amounts to be treated as Available Principal Collections pursuant
                          to the Series Supplement                                                                    $3,939,092.73

                  (d)     Reallocated Class D Principal Collections                                                           $0.00

                  (e)     Reallocated Collateral Principal Collections                                                        $0.00

                  (f)     Reallocated Class B Principal Collections                                                           $0.00

                  (g)     Available Principal Collections for Series 1999-1 (total of (a), (b) and (c)
                          minus (d), (e) and (f) above)                                                              $55,391,426.46

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)     31-60 days                                                                                   $109,012,893
                  (b)     61-90 days                                                                                     81,463,044
                  (c)     91 or more days                                                                               154,628,407
                                                                                                                       ------------
                  (d)     Total Delinquencies                                                                          $345,104,344

         (5)      Defaulted Amount

                  (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for
                          the Monthly Period immediately preceding the Distribution Date                             $42,415,162.01

                  (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                          during the Monthly Period immediately preceding the Distribution Date                       $3,974,932.34

                  (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date [Defaulted Receivables minus Recoveries]                                 $38,440,229.67

                  (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date allocable to the Series 1999-1 Certificates (the "Series 1999-1
                          Defaulted Amount")                                                                          $3,939,092.73

                  (e)     The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied
                          by the Class A Percentage]                                                                  $3,072,492.32

                      -------------------------------------

                         Series 1999-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

                  (f)     The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied
                          by the Class B Percentage]                                                                    $403,756.22

         (6)      Class A Charge-Offs

                  (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class A
                          Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A
                          Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such
                          Class A Defaulted Amount and (v) the amount by which the Class B Invested
                          Amount has been reduced in respect of such Class A Defaulted Amount (a
                          "Class A Charge-Off")                                                                               $0.00

                  (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                          investment)                                                                                         $0.00

                  (c)     The total amount reimbursed on the Distribution Date in respect of Class A
                          Charge-Offs for prior Distribution Dates                                                            $0.00

                  (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                          amount of each Class A Certificateholder's investment)                                          $0.000000

                  (e)     The amount, if any, by which the outstanding principal balance of the Class A
                          Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                                   $0.00

         (7)      Class B Charge-Offs

                  (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class B Defaulted
                          Amount, (ii) Reallocated Class D Principal Collections applied to such Class B
                          Defaulted Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D
                          Invested Amount has been reduced in respect of such Class B Defaulted
                          Amount and (v) the amount by which the Collateral Invested Amount has been
                          reduced in respect of such Class B Defaulted Amount                                                 $0.00

                  (b)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Class B Principal Collections                           $0.00

                      -------------------------------------

                         Series 1999-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

                  (c)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                          Charge-Offs")                                                                                       $0.00

                  (d)     The total amount by which the Class B Invested Amount has been reduced on
                          the Distribution Date as set forth in items 7(a), (b) and (c)                                       $0.00

                  (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of
                          each Class B Certificateholder's investment)                                                    $0.000000

                  (f)     The total amount reimbursed on the Distribution Date in respect of reductions
                          in the Class B Invested Amount on prior Distribution Dates                                          $0.00

                  (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                          amount of each Class B Certificateholder's investment)                                          $0.000000

                  (h)     The amount, if any, by which the outstanding principal balance of the Class B
                          Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                                   $0.00

         (8)      Reductions in the Collateral Interest

                  (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Collateral Defaulted
                          Amount, (ii) Reallocated Class D Principal Collections applied to such
                          Collateral Defaulted Amount and (iii) the Amount by which the Class D
                          Invested Amount has been reduced in respect of such Collateral Defaulted Amount                     $0.00

                  (b)     The amount by which the Collateral Invested Amount has been reduced the Distribution Date in respect of Reallocated Collateral Principal
                          Collections                                                                                         $0.00

                  (c)     The amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date in respect of items 6(a) and 7(a) above                                           $0.00

                  (d)     The total amount by which the Collateral Invested Amount has been reduced
                          on the Distribution Date as set forth in items 8(a), (b) and (c)                                    $0.00

                  (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                          in the Collateral Invested Amount on prior Distribution Dates                                       $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the
                          Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                          Distribution Date, after giving effect to all deposits, withdrawals and
                          distributions on the Distribution Date                                                              $0.00

                      -------------------------------------

                         Series 1999-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (9)      Reductions in the Class D Interest

                  (a)     The excess, if any, of the Class D Defaulted Amount over Available Finance
                          Charge Collections applied to such Class D Defaulted Amount                                         $0.00

                  (b)     The amount by which the Class D Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Principal Collections                                   $0.00

                  (c)     The amount by which the Class D Invested Amount has been reduced on the
                          Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                     $0.00

                  (d)     The total amount by which the Class D Invested Amount has been reduced on
                          the Distribution Date as set forth in items 9(a), (b) and (c )                                      $0.00

                  (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                          in the Class D Invested Amount on prior Distribution Dates                                          $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the Class D
                          Interest exceeds the Class D Invested Amount, if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on the
                          Distribution Date                                                                                   $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)     The amount of the Series 1999-1 Monthly Servicing Fee payable to the
                          Servicer on the Distribution Date                                                             $934,829.06

         (11)     Class A Monthly Interest

                  (a)     Class A Monthly Interest payable on the Distribution Date                                     $641,666.67

         (12)     Class B Monthly Interest

                  (a)     Class B Monthly Interest payable on the Distribution Date                                     $372,328.33

         (13)     Principal Funding Account Amount

                  (a)     The amount on deposit in the Principal Funding Account on the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                                   $0.00

                  (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003  (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                      -------------------------------------

                         Series 1999-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                             $0.00

         (15)     Reserve Account

                  (a)     The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                          Date and the related Transfer Date                                                          $2,500,000.00

                  (b)     The Required Reserve Account Amount                                                         $2,500,000.00

(C)      Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                               $500,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                 $500,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                               1.00000

(D)      Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                                $65,705,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                  $65,705,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                  Pool Factor                                                                                              1.000000

(E)      Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                             $52,884,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Date                                               $52,884,000.00

                      -------------------------------------

                         Series 1999-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on
                  such Distribution Date                                                                                      8.25%

(F)      Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                                $22,436,642.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                  $22,436,642.00

         (3)      The Class D Invested Amount as a percentage of the sum of the Invested Amount on
                  such Distribution Date                                                                                      3.50%

(G)      Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                           $6,158,884,615

         (2)       The aggregate amount of Finance Charge Receivables in the Trust at the close of
                   business on the last day of the immediately preceding Monthly Period                                $199,664,874

(H)      Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-1
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                  1999-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of days in calendar month.)  Effective November 2002
                  monthly period.                                                                                            16.20%

         (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly
                  Period divided by the Invested Amount of the Series 1999-1 Certificates as of the
                  last day of the next preceding Monthly Period, multiplied by 12)                                            7.37%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                              8.83%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly
                  Period with respect to the related Distribution Date, divided by the Invested
                  Amount of the Series 1999-1 Certificates as of the last day of the next preceding
                  Monthly Period, multiplied  by 12)                                                                          4.50%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                              4.33%

                      -------------------------------------

                         Series 1999-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the next
                  preceding Monthly Period)                                                                                   9.07%

(I)      Series 1999-1 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)       05/15/03               16.20%
                  b)       04/15/03               17.09%
                  c)       03/17/03               16.93%

         2)       Net Loss Rate

                  a)       05/15/03                7.37%
                  b)       04/15/03                7.66%
                  c)       03/17/03                7.48%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)       05/15/03                4.33%
                  b)       04/15/03                4.99%
                  c)       03/17/03                5.04%

                  Three Month Average              4.79%

         4)       Monthly Payment Rate

                  a)       05/15/03                9.07%
                  b)       04/15/03                9.57%
                  c)       03/17/03                8.19%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                 By: _________________________________________
                                 Name:           Patricia Garvey
                                 Title:          Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on May 15, 2003,and with respect to the performance of the Trust during the month of April is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

(A)       Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A Certificates and
          Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)     The total amount distributed to Class A Certificateholders per $1,000 original certificate
                  principal amount                                                                                        $6.241667

          (2)     The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                               $6.241667

          (3)     The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                              $0.000000

          (4)     The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                        $1.491667

          (5)     The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                               $1.491667

          (6)     The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                              $0.000000

(B)       Information Regarding the Performance of the Trust

          (1)     Allocation of Receivables Collections to the Series 2000-1 Certificates

                  (a)    The aggregate amount of Finance Charge Receivables collected during the Monthly Period
                         immediately preceding the Distribution Date                                                 $77,776,470.67

                  (b)    The aggregate amount of Interchange collected and allocated to the Trust for the
                         Monthly Period immediately preceding the Distribution Date                                   $5,494,225.32

                      -------------------------------------

                         Series 2000-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

                  (c)    The aggregate amount of Principal Receivables collected during the Monthly Period
                         immediately preceding the Distribution Date                                                $502,105,348.36

                  (d)    The Floating Allocation Percentage with respect to the Series 2000-1 Certificates for
                         the Monthly Period immediately preceding the Distribution Date                                   8.392554%

                  (e)    The Principal Allocation Percentage with respect to the Series 2000-1 Certificates for
                         the Monthly Period immediately preceding the Distribution Date                                   8.392554%

                  (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                         2000-1 Certificates for the Monthly Period immediately preceding the Distribution Date       $6,988,537.92

                  (g)    The Principal Receivables collected and allocated to the Series 2000-1 Certificates for
                         the Monthly Period immediately preceding the Distribution Date                              $42,139,461.26

          (2)     Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-1
                  for the Monthly Period immediately preceding the Distribution Date.

                  (a)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                         2000-1 Certificates                                                                          $6,988,537.92

                  (b)    Collection Account and Special Funding Account investment earnings allocated to the
                         Series 2000-1 Certificates                                                                           $0.00

                  (c)    Principal Funding Account Investment Proceeds                                                        $0.00

                  (d)    Class A Reserve Draw Amount                                                                          $0.00

                  (e)    Class B Reserve Draw Amount                                                                          $0.00

                  (f)    Additional Finance Charges from other Series allocated to the Series 2000-1
                         Certificates                                                                                         $0.00

                  (g)    Payments, if any, on deposit as of the Determination Date received from any Interest
                         Rate Protection Agreements                                                                           $0.00

                  (h)    Reallocated Class D Principal Collections                                                            $0.00

                  (i)    Reallocated Collateral Principal Collections                                                         $0.00

                  (j)    Reallocated Class B Principal Collections                                                            $0.00

                  (k)    Total Available Finance Charge Collections and Reallocated Principal Collections for
                         Series 2000-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j)
                         above)                                                                                       $6,988,537.92

          (3)     Available Principal Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)    The Principal Receivables collected and allocated to the Series 2000-1 Certificates         $42,139,461.26

                      -------------------------------------

                         Series 2000-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

                  (b)    Shared Principal Collections from other Series allocated to the Series 2000-1 Certificates           $0.00

                  (c)    Additional amounts to be treated as Available Principal Collections pursuant to the
                         Series Supplement                                                                            $3,226,116.94

                  (d)    Reallocated Class D Principal Collections                                                            $0.00

                  (e)    Reallocated Collateral Principal Collections                                                         $0.00

                  (f)    Reallocated Class B Principal Collections                                                            $0.00

                  (g)    Available Principal Collections for Series 2000-1 (total of (a), (b) and (c) minus (d),
                        (e) and (f) above)                                                                           $45,365,578.20

          (4)     Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                                    $109,012,893
                  (b)    61-90 days                                                                                      81,463,044
                  (c)    91 or more days                                                                                154,628,407
                                                                                                                       ------------
                  (d)    Total Delinquencies                                                                           $345,104,344

          (5)     Defaulted Amount

                  (a)    The aggregate amount of Defaulted Receivables with respect to the Trust for the
                         Monthly Period immediately preceding the Distribution Date                                  $42,415,162.01

                  (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                         Monthly Period immediately preceding the Distribution Date                                   $3,974,932.34

                  (c)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                         Date [Defaulted Receivables minus Recoveries]                                               $38,440,229.67

                  (d)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                         Date allocable to the Series 2000-1 Certificates (the "Series 2000-1 Defaulted Amount")      $3,226,116.94

                  (e)    The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the
                         Class A Percentage]                                                                          $2,580,893.55

                  (f)    The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the
                         Class B Percentage]                                                                            $290,350.52

                      -------------------------------------

                         Series 2000-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

          (6)     Class A Charge-Offs

                  (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                         Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                         Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A
                         Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the
                         Class B Invested Amount has been reduced in respect of such Class A Defaulted
                         Amount (a "Class A Charge-Off")                                                                      $0.00

                  (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                         amount of each Class A Certificateholder's investment)                                           $0.000000

                  (c)    The total amount reimbursed on the Distribution Date in respect of Class A Charge-
                         Offs for prior Distribution Dates                                                                    $0.00

                  (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount
                         (which will have the effect of increasing, pro rata, the amount of each Class A
                         Certificateholder's investment)                                                                 $0.0000000

                  (e)    The amount, if any, by which the outstanding principal balance of the Class A
                         Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                         after giving effect to all deposits, withdrawals and distributions on such Distribution Date         $0.00

          (7)     Class B Charge-Offs

                  (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                         Finance Charge Collections applied to such Class B Defaulted Amount,
                         (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted
                         Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B
                         Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                         Class B Defaulted Amount                                                                             $0.00

                  (b)    The amount by which the Class B Invested Amount has been reduced on the
                         Distribution Date in respect of Reallocated Class B Principal Collections                            $0.00

                  (c)    The amount by which the Class B Invested Amount has been reduced on the
                         Distribution Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")           $0.00

                  (d)    The total amount by which the Class B Invested Amount has been reduced on the
                         Distribution Date as set forth in items 7(a), (b) and ( c)                                           $0.00

                      -------------------------------------

                         Series 2000-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

                  (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount
                         (which will have the effect of reducing, pro rata, the amount of each
                         Class B Certificateholder's investment)                                                          $0.000000

                  (f)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                         Class B Invested Amount on prior Distribution Dates                                                  $0.00

                  (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount
                         (which will have the effect of increasing, pro rata, the amount of each Class B
                         Certificateholder's investment)                                                                  $0.000000

                  (h)    The amount, if any, by which the outstanding principal balance of the Class B
                         Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                         after giving effect to all deposits, withdrawals and distributions on such Distribution
                         Date                                                                                                 $0.00

          (8)     Reductions in the Collateral Interest

                  (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                         Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                         Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect
                         of such Collateral Defaulted Amount                                                                  $0.00

                  (b)    The amount by which the Collateral Invested Amount has been reduced on the
                         Distribution Date in respect of Reallocated Collateral Principal Collections                         $0.00

                  (c)    The amount by which the Collateral Invested Amount has been reduced on the
                         Distribution Date in respect of items 6(a) and 7(a) above                                            $0.00

                  (d)    The total amount by which the Collateral Invested Amount has been reduced on the
                         Distribution Date as set forth in items 8(a), (b) and ( c)                                           $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                         Collateral Invested Amount on prior Distribution Dates                                               $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving
                         effect to all deposits, withdrawals and distributions on the Distribution Date                       $0.00

          (9)     Reductions in the Class D Interest

                  (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                         Collections applied to such Class D Defaulted Amount                                                 $0.00

                  (b)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of Reallocated Principal Collections                                    $0.00

                      -------------------------------------

                         Series 2000-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

                  (c)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                     $0.00

                  (d)    The total amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date as set forth in items 9(a), (b) and (c)                                            $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                         Class D Invested Amount on prior Distribution Dates                                                  $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect
                         to all deposits, withdrawals and distributions on the Distribution Date                              $0.00

          (10)    Investor Monthly Servicing Fee

                  (a)    The amount of the Series 2000-1 Monthly Servicing Fee payable to the Servicer on the
                         Distribution Date                                                                              $765,625.00

          (11)    Class A Monthly Interest

                  (a)    Class A Monthly Interest payable on the Distribution Date                                    $2,621,500.00

          (12)    Class B Monthly Interest

                  (a)    Class B Monthly Interest payable on the Distribution Date                                       $70,481.25

          (13)    Principal Funding Account Amount

                  (a)    The amount on deposit in the Principal Funding Account on the Distribution Date, after
                         giving effect to all deposits, withdrawals and distributions on such Distribution Date               $0.00

                  (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the
                         Distribution Date occurring in March 2004 (The initial funding date for the Principal
                         Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

          (14)    Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                                       $0.00

          (15)    Class A Reserve Account

                  (a)    The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                         and the related Transfer Date                                                                $2,100,000.00

                  (b)    The Class A Required Reserve Account Amount                                                  $2,100,000.00

                      -------------------------------------

                         Series 2000-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

          (16)    Class B Reserve Account

                  (a)    The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date
                         and the related Transfer Date                                                                        $0.00

                  (b)    The Class B Required Reserve Account Amount                                                          $0.00

(C)       Class A Invested Amount

          (1)     The Class A Initial Invested Amount                                                               $420,000,000.00

          (2)     The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $420,000,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested
                  Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A
                  Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The
                  amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's
                  Certificate by the Pool Factor                                                                           1.000000

(D)       Class B Invested Amount

          (1)     The Class B Initial Invested Amount                                                                $47,250,000.00

          (2)     The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                            $47,250,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested
                  Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B
                  Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The
                  amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's
                  Certificate by the Pool Factor                                                                           1.000000

(E)       Collateral Invested Amount

          (1)     The Collateral Initial Invested Amount                                                             $42,000,000.00

          (2)     The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                            $42,000,000.00

          (3)     The Collateral Invested Amount as a percentage of the Invested Amount on such Distribution Date             8.00%

(F)       Class D Invested Amount

          (1)     The Class D Initial Invested Amount                                                                $15,750,000.00

                      -------------------------------------

                         Series 2000-1 Monthly Statement
                         May 15, 2003 Distribution Date

                      -------------------------------------

          (2)     The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                            $15,750,000.00

          (3)     The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date                3.00%

(G)       Receivables Balances

          (1)     The aggregate amount of Principal Receivables in the Trust at the close of business on the last
                  day of the immediately preceding Monthly Period                                                    $6,158,884,615

          (2)     The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                             $199,664,874

(H)       Annualized Percentages

          (1)     The Gross Yield (Available Finance Charge Collections for the Series 2000-1 Certificates for
                  the preceding Monthly Period (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by number of days in the
                  calendar month.) Effective November 2002 monthly period.                                                   16.20%

          (2)     The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                                 7.37%

          (3)     The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1
                  Certificates for the preceding Monthly Period)                                                              8.83%

          (4)     The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
                  Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the Series 2000-1 Certificates as of the
                  last day of the next preceding Monthly Period, multiplied by 12)                                            8.35%

          (5)     The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1 Certificates for
                  the preceding Monthly Period)                                                                               0.48%

          (6)     The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding
                  Monthly Period)                                                                                             9.07%

(I)       Series 2000-1 Information for the Last Three Distribution Dates

          1)      Gross Yield

                  a)        05/15/03             16.20%
                  b)        04/15/03             20.15%
                  c)        03/17/03             16.93%

          2)      Net Loss Rate

                  a)        05/15/03             7.37%
                  b)        04/15/03             7.66%
                  c)        03/17/03             7.48%

          3)      Net Spread (Portfolio Yield Minus Base Rate)

                  a)        05/15/03             0.48%
                  b)        04/15/03             4.16%
                  c)        03/17/03             1.13%

                  Three Month Average            1.92%

          4)      Monthly Payment Rate

                  a)        05/15/03             9.07%
                  b)        04/15/03             9.57%
                  c)        03/17/03             8.19%



                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                By: _________________________________
                                Name:          Patricia Garvey
                                Title:         Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on May 15, 2003 and with respect to the performance of the Trust during the month of April is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

(A)     Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A Certificates and Class B
        Certificates (stated on the basis of $1,000 original certificate principal amount)

        (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                 certificate principal amount                                                                            $1.233333

        (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                 with respect to interest per $1,000 original certificate principal amount                               $1.233333

        (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                 with respect to principal per $1,000 original certificate principal amount                              $0.000000

        (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                 certificate principal amount                                                                            $1.516667

        (5)      The amount set forth in A(4) above distributed to Class B Certificateholders
                 with respect to interest per $1,000 original certificate principal amount                               $1.516667

        (6)      The amount set forth in A(4) above distributed to Class B Certificateholders
                 with respect to principal per $1,000 original certificate principal amount                              $0.000000

(B)     Information Regarding the Performance of the Trust

        (1)      Allocation of Receivables Collections to the Series 2000-2 Certificates

                 (a)    The aggregate amount of Finance Charge Receivables collected during the
                        Monthly Period immediately preceding the Distribution Date                                  $77,776,470.67

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

                 (b)    The aggregate amount of Interchange collected and allocated to the Trust
                        for the Monthly Period immediately preceding the Distribution Date                           $5,494,225.32

                 (c)    The aggregate amount of Principal Receivables collected during the
                        Monthly Period immediately preceding the Distribution Date                                 $502,105,348.36

                 (d)    The Floating Allocation Percentage with respect to the Series 2000-2
                        Certificates for the Monthly Period immediately preceding the
                        Distribution Date                                                                                9.252591%

                 (e)    The Principal Allocation Percentage with respect to the Series 2000-2
                        Certificates for the Monthly Period immediately preceding the
                        Distribution Date                                                                                9.252591%

                 (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly Period immediately
                        preceding the Distribution Date                                                              $7,704,696.67

                 (g)    The Principal Receivables collected and allocated to the Series 2000-2
                        Certificates for the Monthly Period immediately preceding the
                        Distribution Date                                                                           $46,457,752.72

        (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-2 for the
                 Monthly Period immediately preceding the Distribution Date.

                 (a)    The Finance Charge Receivables and Interchange collected and allocated to
                        the Series 2000-2 Certificates                                                               $7,704,696.67

                 (b)    Collection Account and Special Funding Account investment earnings
                        allocated to the Series 2000-2 Certificates                                                          $0.00

                 (c)    Principal Funding Account Investment Proceeds                                                        $0.00

                 (d)    Class A Reserve Draw Amount                                                                          $0.00

                 (e)    Class B Reserve Draw Amount                                                                          $0.00

                 (f)    Additional Finance Charges from other Series allocated to the Series
                        2000-2 Certificates                                                                                  $0.00

                 (g)    Payments, if any, on deposit as of the Determination Date received from
                        any Interest Rate Protection Agreements                                                              $0.00

                 (h)    Reallocated Class D Principal Collections                                                            $0.00

                 (i)    Reallocated Collateral Principal Collections                                                         $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

                 (j)    Reallocated Class B Principal Collections                                                            $0.00

                 (k)    Total Available Finance Charge Collections and Reallocated Principal
                        Collections for Series 2000-2 (total of (a), (b), (c), (d), (e), (f),
                        (g), (h), (i) and (j) above)                                                                 $7,704,696.67

        (3)      Available Principal Collections for Series 2000-2 for the Monthly Period immediately preceding the
                 Distribution Date

                 (a)    The Principal Receivables collected and allocated to the Series 2000-2
                        Certificates                                                                                $46,457,752.72

                 (b)    Shared Principal Collections from other Series allocated to the Series
                        2000-2 Certificates                                                                                  $0.00

                 (c)    Additional amounts to be treated as Available Principal Collections
                        pursuant to the Series Supplement                                                            $3,556,717.11

                 (d)    Reallocated Class D Principal Collections                                                            $0.00

                 (e)    Reallocated Collateral Principal Collections                                                         $0.00

                 (f)    Reallocated Class B Principal Collections                                                            $0.00

                 (g)    Available Principal Collections for Series 2000-2 (total of (a), (b) and
                        ( c) minus (d), (e) and (f) above)                                                          $50,014,469.83

        (4)      Delinquent Balances in the Trust

                 The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                 (a)    31-60 days                                                                                    $109,012,893
                 (b)    61-90 days                                                                                      81,463,044
                 (c)    91 or more days                                                                                154,628,407
                                                                                                                      ------------
                 (d)    Total Delinquencies                                                                           $345,104,344

        (5)      Defaulted Amount

                 (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                        for the Monthly Period immediately preceding the Distribution Date                           $42,415,162.01

                 (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                        during the Monthly Period immediately preceding the Distribution Date                        $3,974,932.34

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

                 (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                        Distribution Date [Defaulted Receivables minus Recoveries]                                  $38,440,229.67

                 (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                        Distribution Date allocable to the Series 2000-2 Certificates (the
                        "Series 2000-2 Defaulted Amount")                                                            $3,556,717.11

                 (e)    The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                        by the Class A Percentage]                                                                   $2,765,243.09

                 (f)    The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                        by the Class B Percentage]                                                                     $364,397.59

        (6)      Class A Charge-Offs

                 (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                        (i) Available Finance Charge Collections applied to such Class A
                        Defaulted Amount, (ii) Reallocated Principal Collections applied to such
                        Class A Defaulted Amount, (iii) the amount by which the Class D invested
                        Amount has been reduced in respect of such Class A Defaulted Amount,
                        (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted  Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                        Defaulted Amount (a "Class A Charge-Off")                                                            $0.00

                 (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                        $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                        investment)                                                                                      $0.000000

                 (c)    The total amount reimbursed on the Distribution Date in respect of Class
                        A Charge-Offs for prior Distribution Dates                                                           $0.00

                 (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                        amount of each Class A Certificateholder's investment)                                           $0.000000

                 (e)    The amount, if any, by which the outstanding principal balance of the
                        Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                        and distributions on such Distribution Date                                                          $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

        (7)      Class B Charge-Offs

                 (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                        Available Finance Charge Collections applied to such Class B Defaulted
                        Amount, (ii) Reallocated Class D Principal Collections applied to such
                        Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                        Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                        Class B Defaulted Amount and (v) the amount by which the Collateral
                        Invested Amount has been reduced in respect of such Class B Defaulted
                        Amount                                                                                               $0.00

                 (b)    The amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date in respect of Reallocated Class B Principal Collections                            $0.00

                 (c)    The amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date in respect of item 6(a) (together with item 7(a),
                        "Class B Charge-Offs")                                                                               $0.00

                 (d)    The total amount by which the Class B Invested Amount has been reduced on
                        the Distribution Date as set forth in items 7(a), (b) and (c)                                        $0.00

                 (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                        amount of each Class B Certificateholder's investment)                                           $0.000000

                 (f)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Class B Invested Amount on prior Distribution Dates                                $0.00

                 (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                        amount of each Class B Certificateholder's investment)                                           $0.000000

                 (h)    The amount, if any, by which the outstanding principal balance of the
                        Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                        and distributions on such Distribution Date                                                          $0.00

        (8)      Reductions in the Collateral Interest

                 (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                        (i) Available Finance Charge Collections applied to such Collateral
                        Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                        Class D Invested Amount has been reduced in respect of such Collateral
                        Defaulted Amount                                                                                     $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

                 (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                        Collections                                                                                          $0.00

                 (c)    The amount by which the Collateral Invested Amount has been reduced on
                        the Distribution Date in respect of items 6(a) and 7(a) above                                        $0.00

                 (d)    The total amount by which the Collateral Invested Amount has been reduced
                        on the Distribution Date as set forth in items 8(a), (b) and (c)                                     $0.00

                 (e)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Collateral Invested Amount on prior Distribution Dates                             $0.00

                 (f)    The amount, if any, by which the outstanding principal balance of the
                        Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                        and distributions on the Distribution Date                                                           $0.00

        (9)      Reductions in the Class D Interest

                 (a)    The excess, if any, of the Class D Defaulted Amount over Available
                        Finance Charge Collections applied to such Class D Defaulted Amount                                  $0.00

                 (b)    The amount by which the Class D Invested Amount has been reduced on the
                        Distribution Date in respect of Reallocated Principal Collections                                    $0.00

                 (c)    The amount by which the Class D Invested Amount has been reduced on the
                        Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                     $0.00

                 (d)    The total amount by which the Class D Invested Amount has been reduced on
                        the Distribution Date as set forth in items 9(a), (b) and (c)                                        $0.00

                 (e)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Class D Invested Amount on prior Distribution Dates                                $0.00

                 (f)    The amount, if any, by which the outstanding principal balance of the
                        Class D Interest exceeds the Class D Invested Amount, if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on the Distribution Date                                                               $0.00

        (10)     Investor Monthly Servicing Fee

                 (a)    The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                        Servicer on the Distribution Date                                                              $844,083.33

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

        (11)     Class A Monthly Interest

                 (a)    Class A Monthly Interest payable on the Distribution Date                                      $555,000.00

        (12)     Class B Monthly Interest

                 (a)    Class B Monthly Interest payable on the Distribution Date                                       $89,938.33

        (13)     Principal Funding Account Amount

                 (a)    The amount on deposit in the Principal Funding Account on the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on such Distribution Date                                                              $0.00

                 (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


        (14)     Deficit Controlled Accumulation Amount

                        The Deficit Controlled Accumulation Amount for the Distribution Date,
                        after giving effect to all deposits, withdrawals and distributions on
                        such Distribution Date                                                                               $0.00

        (15)     Class A Reserve Account

                 (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date and the related Transfer Date                                              $0.00

                 (b)    The Class A Required Reserve Account Amount                                                          $0.00

        (16)     Class B Reserve Account

                 (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date and the related Transfer Date                                              $0.00

                 (b)    The Class B Required Reserve Account Amount                                                          $0.00

(C)     Class A Invested Amount

        (1)      The Class A Initial Invested Amount                                                               $450,000,000.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

        (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution Date                                 $450,000,000.00

        (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                 Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                 Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                 Pool Factor                                                                                              1.000000

(D)     Class B Invested Amount

        (1)      The Class B Initial Invested Amount                                                                $59,300,000.00

        (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution Date                                  $59,300,000.00

        (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                 Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                 Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                 Pool Factor.                                                                                             1.000000

(E)     Collateral Invested Amount

        (1)      The Collateral Initial Invested Amount                                                             $49,200,000.00

        (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                 all deposits, withdrawals and distributions on such Distribution Date                              $49,200,000.00

        (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                 Distribution Date                                                                                           8.50%

(F)     Class D Invested Amount

        (1)      The Class D Initial Invested Amount                                                                $20,300,000.00

        (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution Date                                  $20,300,000.00

        (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                 Distribution Date                                                                                           3.51%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

(G)     Receivables Balances

        (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                 business on the last day of the immediately preceding Monthly Period                               $6,158,884,615

        (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                 business on the last day of the immediately preceding Monthly Period                                 $199,664,874

(H)     Annualized Percentages

        (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-2
                 Certificates for the preceding Monthly Period (excluding payments received from
                 Interest Rate Protection Agreements) divided by the Invested Amount of the
                 Series 2000-2 Certificates as of the last day of the next preceding Monthly
                 Period, multiplied by 365 divided by the number of days in the calendar month)
                 Effective November 2002 monthly period.                                                                    16.20%

        (2)      The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly
                 Period divided by the Invested Amount of the Series 2000-2 Certificates as of
                 the last day of the next preceding Monthly Period, multiplied by 12)                                        7.37%

        (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                 2000-2 Certificates for the preceding Monthly Period)                                                       8.83%

        (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding Monthly
                 multiplied by 12)                                                                                           4.02%

        (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2
                 Certificates for the preceding Monthly Period)                                                              4.81%

        (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance
                 Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of
                 the last day of the next preceding Monthly Period)                                                          9.07%

(I)     Series 2000-2 Information for the Last Three Distribution Dates

        1)       Gross Yield

                 a)        05/15/03               16.20%
                 b)        04/15/03               17.09%
                 c)        03/17/03               16.93%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

        2)       Net Loss Rate

                 a)        05/15/03                7.37%
                 b)        04/15/03                7.66%
                 c)        03/17/03                7.48%

        3)       Net Spread (Portfolio Yield Minus Base Rate)

                 a)        05/15/03                4.81%
                 b)        04/15/03                5.48%
                 c)        03/17/03                5.54%

                 Three Month Average               5.28%

        4)       Monthly Payment Rate

                 a)        05/15/03                9.07%
                 b)        04/15/03                9.57%
                 c)        03/17/03                8.19%


                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                               By: ___________________________________________
                               Name:         Patricia Garvey
                               Title:        Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  Series 2000-3

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on May 15, 2003 and with respect to the performance of the Trust during the month of April is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

(A)       Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A Certificates and
          Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)     The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                           $1.191667

          (2)     The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                              $1.191667

          (3)     The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                             $0.000000

          (4)     The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                           $1.466667

          (5)     The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                              $1.466667

          (6)     The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                             $0.000000

(B)       Information Regarding the Performance of the Trust

          (1)     Allocation of Receivables Collections to the Series 2000-3 Certificates

                  (a)    The aggregate amount of Finance Charge Receivables collected during the
                         Monthly Period immediately preceding the Distribution Date                                  $77,776,470.67

                  (b)    The aggregate amount of Interchange collected and allocated to the Trust
                         for the Monthly Period immediately preceding the Distribution Date                           $5,494,225.32

                  (c)    The aggregate amount of Principal Receivables collected during the
                         Monthly Period immediately preceding the Distribution Date                                 $502,105,348.36

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

                  (d)    The Floating Allocation Percentage with respect to the Series 2000-3
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                               11.190072%

                  (e)    The Principal Allocation Percentage with respect to the Series 2000-3
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                               11.190072%

                  (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-3 Certificates for the Monthly Period immediately
                         preceding the Distribution Date                                                              $9,318,050.56

                  (g)    The Principal Receivables collected and allocated to the Series 2000-3
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                           $56,185,948.35

          (2)     Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-3 for
                  the Monthly Period immediately preceding the Distribution Date.

                  (a)    The Finance Charge Receivables and Interchange collected and allocated
                         to the Series 2000-3 Certificates                                                            $9,318,050.56

                  (b)    Collection Account and Special Funding Account investment earnings
                         allocated to the Series 2000-3 Certificates                                                          $0.00

                  (c)    Principal Funding Account Investment Proceeds                                                        $0.00

                  (d)    Class A Reserve Draw Amount                                                                          $0.00

                  (e)    Class B Reserve Draw Amount                                                                          $0.00

                  (f)    Additional Finance Charges from other Series allocated to the Series
                         2000-3 Certificates                                                                                  $0.00

                  (g)    Payments, if any, on deposit as of the Determination Date received from
                         any Interest Rate Protection Agreements                                                              $0.00

                  (h)    Reallocated Class D Principal Collections                                                            $0.00

                  (i)    Reallocated Collateral Principal Collections                                                         $0.00

                  (j)    Reallocated Class B Principal Collections                                                            $0.00

                  (k)    Total Available Finance Charge Collections and Reallocated Principal
                         Collections for Series 2000-3 (total of (a), (b), (c), (d), (e), (f),
                         (g), (h), (i) and (j) above)                                                                 $9,318,050.56

          (3)     Available Principal Collections for Series 2000-3 for the Monthly Period immediately preceding the
                  Distribution Date

                  (a)    The Principal Receivables collected and allocated to the Series 2000-3
                         Certificates                                                                                $56,185,948.35

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

                  (b)    Shared Principal Collections from other Series allocated to the Series
                         2000-3 Certificates                                                                                  $0.00

                  (c)    Additional amounts to be treated as Available Principal Collections
                         pursuant to the Series Supplement                                                            $4,301,489.25

                  (d)    Reallocated Class D Principal Collections                                                            $0.00

                  (e)    Reallocated Collateral Principal Collections                                                         $0.00

                  (f)    Reallocated Class B Principal Collections                                                            $0.00

                  (g)    Available Principal Collections for Series 2000-3 (total of (a), (b) and
                         (c) minus (d), (e) and (f) above)                                                          $60,487,437.60

          (4)     Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                                    $109,012,893
                  (b)    61-90 days                                                                                      81,463,044
                  (c)    91 or more days                                                                                154,628,407
                                                                                                                       ------------
                  (d)    Total Delinquencies                                                                           $345,104,344

          (5)     Defaulted Amount

                  (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                         for the Monthly Period immediately preceding the Distribution Date                          $42,415,162.01

                  (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                         during the Monthly Period immediately preceding the Distribution Date                        $3,974,932.34

                  (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                         Distribution Date [Defaulted Receivables minus Recoveries]                                  $38,440,229.67

                  (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                         Distribution Date allocable to the Series 2000-3 Certificates (the
                         "Series 2000-3 Defaulted Amount")                                                            $4,301,489.25

                  (e)    The Class A Defaulted Amount [Series 2000-3 Defaulted Amount multiplied
                         by the Class A Percentage]                                                                   $3,344,407.89

                  (f)    The Class B Defaulted Amount [Series 2000-3 Defaulted Amount multiplied
                         by the Class B Percentage]                                                                     $440,902.65

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

          (6)     Class A Charge-Offs

                  (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                         (i) Available Finance Charge Collections applied to such Class A
                         Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D
                         Invested Amount has been reduced in respect of such Class A Defaulted
                         Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in
                         respect of such Class A Defaulted Amount (a "Class A Charge-Off")                                    $0.00

                  (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                         $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                         investment)                                                                                      $0.000000

                  (c)    The total amount reimbursed on the Distribution Date in respect of
                         Class A Charge-Offs for prior Distribution Dates                                                     $0.00

                  (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                         the amount of each Class A Certificateholder's investment)                                       $0.000000

                  (e)    The amount, if any, by which the outstanding principal balance of the
                         Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                         and distributions on such Distribution Date                                                          $0.00

          (7)     Class B Charge-Offs

                  (a)    The excess, if any, of the Class B Defaulted Amount over the sum of
                         (i) Available Finance Charge Collections applied to such Class B Defaulted
                         Amount, (ii) Reallocated Class D Principal Collections applied to such
                         Class B Defaulted Amount, (ii) Reallocated Class D Principal Collections
                         applied to such Class B Defaulted Amount, (iii) Reallocated Collateral
                         Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                         Class B Defaulted Amount                                                                             $0.00

                  (b)    The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B Principal
                         Collections                                                                                          $0.00

                  (c)    The amount by which the Class B Invested Amount has been reduced on the
                         Distribution Date in respect of item 6(a) (together with item 7(a),
                         "Class B Charge-Offs")                                                                               $0.00

                  (d)    The total amount by which the Class B Invested Amount has been reduced
                         on the Distribution Date as set forth in items 7(a), (b) and (c)                                     $0.00

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

                  (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                         amount of each Class B Certificateholder's investment)                                           $0.000000

                  (f)    The total amount reimbursed on the Distribution Date in respect of
                         reductions in the Class B Invested Amount on prior Distribution Dates                                $0.00

                  (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                         the amount of each Class B Certificateholder's investment)                                       $0.000000

                  (h)    The amount, if any, by which the outstanding principal balance of the
                         Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                         and distributions on such Distribution Date                                                          $0.00

          (8)     Reductions in the Collateral Interest

                  (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                         (i) Available Finance Charge Collections applied to such Collateral
                         Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                         Class D Invested Amount has been reduced in respect of such Collateral
                         Defaulted Amount                                                                                     $0.00

                  (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                         Collections                                                                                          $0.00

                  (c)    The amount by which the Collateral Invested Amount has been reduced on
                         the Distribution Date in respect of items 6(a) and 7(a) above                                        $0.00

                  (d)    The total amount by which the Collateral Invested Amount has been
                         reduced on the Distribution Date as set forth in items 8(a), (b) and (c)                             $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of reductions
                         in the Collateral Invested Amount on prior Distribution Dates                                        $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the
                         Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                         withdrawals and distributions on the Distribution Date                                               $0.00

          (9)     Reductions in the Class D Interest

                  (a)    The excess, if any, of the Class D Defaulted Amount over Available
                         Finance Charge Collections applied to such Class D Defaulted Amount                                  $0.00

                  (b)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of Reallocated Principal Collections                                    $0.00

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

                  (c)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                     $0.00

                  (d)    The total amount by which the Class D Invested Amount has been reduced
                         on the Distribution Date as set forth in items 9(a), (b) and (c)                                     $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of
                         reductions in the Class D Invested Amount on prior Distribution Dates                                $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the
                         Class D Interest exceeds the Class D Invested Amount, if any, as of the
                         Distribution Date, after giving effect to all deposits, withdrawals and
                         distributions on the Distribution Date                                                               $0.00

          (10)    Investor Monthly Servicing Fee

                  (a)    The amount of the Series 2000-3 Monthly Servicing Fee payable to the
                         Servicer on the Distribution Date                                                            $1,020,833.33

          (11)    Class A Monthly Interest

                  (a)    Class A Monthly Interest payable on the Distribution Date                                      $648,564.58

          (12)    Class B Monthly Interest

                  (a)    Class B Monthly Interest payable on the Distribution Date                                      $105,233.33

          (13)    Principal Funding Account Amount

                  (a)    The amount on deposit in the Principal Funding Account on the
                         Distribution Date, after giving effect to all deposits, withdrawals and
                         distributions on such Distribution Date                                                              $0.00

                  (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                         Supplement.)

          (14)    Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                                           $0.00

          (15)    Class A Reserve Account

                  (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                         Date, after giving effect to all deposits, withdrawals and distributions
                         on such Distribution Date and the related Transfer Date                                      $2,721,250.00

                  (b)    The Class A Required Reserve Account Amount                                                  $2,721,250.00


                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

          (16)    Class B Reserve Account

                  (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                         Date, after giving effect to all deposits, withdrawals and distributions
                         on such Distribution Date and the related Transfer Date                                              $0.00

                  (b)    The Class B Required Reserve Account Amount                                                          $0.00

(C)       Class A Invested Amount

          (1)     The Class A Initial Invested Amount                                                               $544,250,000.00

          (2)     The Class A Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                             $544,250,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                              1.000000

(D)       Class B Invested Amount

          (1)     The Class B Initial Invested Amount                                                                $71,750,000.00

          (2)     The Class B Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                              $71,750,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying
                  the original denomination of the Class B Certificateholder's Certificate by the                          1.000000
                  Pool Factor

(E)       Collateral Invested Amount

          (1)     The Collateral Initial Invested Amount                                                             $59,500,000.00

          (2)     The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                              $59,500,000.00

          (3)     The Collateral Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                           8.50%

(F)       Class D Invested Amount

          (1)     The Class D Initial Invested Amount                                                                $24,500,000.00

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                         May 15, 2003 Distribution Date

                     --------------------------------------

          (2)     The Class D Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                              $24,500,000.00

          (3)     The Class D Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                           3.50%

(G)       Receivables Balances

          (1)     The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                               $6,158,884,615

          (2)     The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                                 $199,664,874

(H)       Annualized Percentages

          (1)     The Gross Yield (Available Finance Charge Collections for the Series 2000-3
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 365 divided by the number of days in the calendar
                  month.)  Effective November 2002 monthly period.                                                           16.20%

          (2)     The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding
                  Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates
                  as of the last day of the next preceding Monthly Period, multiplied by 12)                                  7.37%

          (3)     The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                  2000-3 Certificates for the preceding Monthly Period)                                                       8.83%

          (4)     The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 12)                                                                                   3.94%

          (5)     The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3
                  Certificates for the preceding Monthly Period)                                                              4.89%

          (6)     The Monthly Payment Rate (Collections of Principal Receivables and Finance
                  Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as
                  of the last day of the next preceding Monthly Period)                                                       9.07%

(I)       Series 2000-3 Information for the Last Three Distribution Dates

          1)      Gross Yield

                  a)        05/15/03                  16.20%
                  b)        04/15/03                  17.09%
                  c)        03/17/03                  16.93%

          2)      Net Loss Rate

                  a)        05/15/03                   7.37%
                  b)        04/15/03                   7.66%
                  c)        03/17/03                   7.48%

          3)      Net Spread (Portfolio Yield Minus Base Rate)

                  a)        05/15/03                   4.89%
                  b)        04/15/03                   5.56%
                  c)        03/17/03                   5.62%

                  Three Month Average                  5.36%

          4)      Monthly Payment Rate

                  a)        05/15/03                   9.07%
                  b)        04/15/03                   9.57%
                  c)        03/17/03                   8.19%


                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                By: ___________________________________________
                                Name:         Patricia Garvey
                                Title:        Vice President